SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
                              --------------------

     Date of Report (Date of earliest event reported):   October 29, 2002


                        THE DOE RUN RESOURCES CORPORATION

            (Exact name of registrant as specified in its charter)

    New York                    333-52285                  13-1255630
----------------           ------------------           ---------------
(State or other              (Commission                (IRS Employer
jurisdiction of              File Number)               Identification Number
incorporation)


1801 Park 270 Drive, St. Louis, Missouri                      63146
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(Address of principal executive offices)                    (Zip Code)


                                 (314) 453-7100
          -------------------------------------------------------------
               Registrant's telephone number, including area code


                                -----------------
          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

      On October 29, 2002, The Doe Run Resources Corporation consummated its consensual restructuring by closing its Revised Exchange Offer as described in its Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002, as modified to date (the "Offering Memorandum"). DTC participants acting as custodian for Holders of the Company's Old Notes who participated in the Exchange Offer will receive the exchange consideration described in the Offering Memorandum (which consists of (i) Exchange Notes and (ii) warrants to purchase the common stock of Doe Run) directly from State Street Bank and Trust Company, acting in its capacity of Exchange Agent under the Revised Exchange Offer.


      Forward-looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Amended and Restated Exchange Offer, Consent Solicitation and Solicitation of Acceptances dated September 20, 2002 and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      THE DOE RUN RESOURCES CORPORATION

                                       By: /s/ Marvin Kaiser
                                          -----------------------------------
                                          Name:  Marvin Kaiser
                                          Title: Executive Vice
                                                 President and Chief Financial
                                                 and Administrative Officer


Date:  October 30, 2002